UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On August 14, 2014, NII Holdings, Inc. (the “Company”) announced that the Company's wholly-owned subsidiaries NII Mercosur Telecom, S.L., NII Mercosur Móviles, S.L and NII International Telecom S.C.A. entered into a Stock Purchase Agreement with Fucata S.A., a sociedad anónima existing under the Oriental Republic of Uruguay ("Fucata"), a venture comprised of Grupo Veintitrés, Optimum Advisors and ISM Capital, pursuant to which Fucata purchased all of the outstanding equity interests in Nextel Chile S.A., the Company's Chilean operating company for a de minimus amount.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: August 20, 2014	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information.